                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.



                                         /s/ Dr. Judith L. Craven
                                         ------------------------
                                         Dr. Judith L. Craven
                                         Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.




                                         /s/ Dr. Timothy J. Ebner
                                         ------------------------
                                         Dr. Timothy J. Ebner
                                         Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.



                                     /s/ The Honorable Gustavo E. Gonzales, Jr.
                                     ------------------------------------------
                                     The Honorable Gustavo E. Gonzales, Jr.
                                     Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.



                                          /s/ Dr. Norman Hackerman
                                          ------------------------
                                          Dr. Norman Hackerman
                                          Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.




                                         /s/ Dr. John W. Lancaster
                                         -------------------------
                                         Dr. John W. Lancaster
                                         Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.



                                       /s/ Mr. Ben H. Love
                                       -------------------
                                       Mr. Ben H. Love
                                       Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.





                                        /s/ Dr. John E. Maupin, Jr.
                                        ---------------------------
                                        Dr. John E. Maupin, Jr.
                                        Director

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Director of North American Funds Variable Product Series I, does hereby constitute and appoint Alice T. Kane, Nori Gabert, Greg Kingston and Todd Spillane, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of North American Funds Variable Product Series I and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2001.




                                       /s/ Dr. F. Robert Paulsen
                                       -------------------------
                                       Dr. F. Robert Paulsen
                                       Director